UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


  Date of report (Date of earliest event reported)               January 3, 2006
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                                EMCOR Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             1-8267                                       11-2125338
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    (Commission File Number)                (I.R.S. Employer Identification No.)



    301 Merritt Seven, Norwalk, CT                              06851
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(Address of Principal Executive Offices)                     (Zip Code)

                                 (203) 849-7800
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

_ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

_    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

     Commencing in 2006, EMCOR Group, Inc. (the "Company"), in partial payment of each non-employee director's annual retainer, grants to each non-employee director (a) stock options to purchase shares of its common stock under its 1997 Non-Employee Directors' Non-Qualified Stock Option Plan (the "1997 Directors' Option Plan"), or (b) shares of its common stock under its 2005 Stock Plan for Directors, as each such director elects.

     On January 3, 2006, (a) stock options to purchase shares of the Company's common stock were granted under the 1997 Directors' Option Plan to certain directors of the Company as follows: Stephen W. Bershad - 3,177; David A.B. Brown - 3,177; and Albert Fried, Jr. - 3,177; and (b) shares of the Company's common stock were granted under the 2005 Stock Plan for Directors to certain directors of the Company as follows: Larry J. Bump - 690; Richard F. Hamm, Jr., - 690; and Michael T. Yonker - 690.

     The terms of the 1997 Directors' Option Plan and the 2005 Stock Plan for Directors are hereby incorporated by reference herein, and such plans are Exhibits hereto.

Item 9.01.   Financial Statements and Exhibits.

(c) Exhibits.

                                                Incorporated
Exhibit Number      Description of Exhibits     By Reference To
--------------      -----------------------     -------------------------------

      10.1         1997 Non-Employee            Exhibit 10(K) to the Company's
                   Directors' Non-Qualified     Annual Report on Form 10-K for
                   Stock Option Plan            the year ended December 31, 1998

      10.2         2005 Stock Plan For          Exhibit C to Company's 2005
                   Directors                    Proxy Statement



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     EMCOR GROUP, INC.

Date:  January 5, 2006                           By:     /s/Sheldon I. Cammaker
                                                        ________________________
                                                 Name:  Sheldon I. Cammaker
                                                 Title: Executive Vice President
                                                        and General Counsel